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                                                                   EXHIBIT 10.22

                                PROMISSORY NOTE

                                                                Youngstown, Ohio
                                                               December 29, 1994


1. PROMISE TO PAY. For value received, the undersigned, Albert H. Pharis, Jr. ("Borrower"), hereby promises to pay to the order of SYGNET Communications, Inc. (hereinafter referred to as "Lender"), the sum of Two Hundred Forty-Nine Thousand Fifty-Two Dollars ($249,952.00), plus interest on the unpaid balance of said amount at the annual rate of 8.23%, compounded annually, in accordance with the terms and conditions hereof.

2. PERIODIC PAYMENT. Borrower shall make payment to Lender of accrued interest on December 31, 1995, December 31, 1996, and December 31, 1997. Thereafter, Borrower shall make payment in seven (7) annual installments of principal plus interest in the amount of $48,386.79 per year, beginning December 31, 1998, and continuing thereafter on the 31st day of December each year for a total of seven (7) consecutive years.

3. APPLICATION OF PAYMENTS. All payments received by Lender shall first be applied to interest due hereunder, then to principal.

4. PREPAYMENT. Borrower shall have the right to prepay the principal of this note in whole or in part prior to its due date without premium or penalty.

5. DEFAULT. Failure to pay any part of the principal or interest of this note when due, shall authorize the holder of this note to declare as immediately due and payable the then unpaid principal and interest and to exercise any and all rights and remedies provided at law and/or equity. No course of dealing or any delay or omission in exercising any right, power or remedy shall operate as a waiver thereof and any such right, power and remedy may be exercised from time to time as shall be deemed appropriate by Lender.

6. WAIVER. The Borrower waives demand, presentment, notice of dishonor, diligence in collection, and notice of protest, and agree to all extensions and partial payments before or after maturity, without prejudice to the holder.
The Borrower agrees that the rights, powers and remedies given to Lender by this Agreement, are cumulative and not exclusive of any other powers or remedies available to the Lender.

7. ASSIGNMENT. Lender shall be permitted to assign this Promissory Note, upon notice, in writing to Borrower.

8. GOVERNING LAW. This Agreement shall be governed in accordance with the laws of the State of Ohio.


                                        /s/ ALBERT H. PHARIS, JR.
                                        ----------------------------
                                        ALBERT H. PHARIS, JR.